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                                                                   EXHIBIT 21.0

                          SUBSIDIARIES OF THE COMPANY

  In the following list of subsidiaries of the Company, those companies which are indented represent subsidiaries of the corporation under which they are indented. Except for directors' qualifying shares, 100% of the voting stock of each of the subsidiaries listed below, other than those indicated by footnote, is owned of record or beneficially by its indicated parent.(1)

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                                                                 STATE OR OTHER
                                                                 JURISDICTION OF
NAME                                                              INCORPORATION
----                                                             ---------------
Arthur J. Gallagher & Co. (Registrant).......................... Delaware
  Arthur J. Gallagher & Co. (Illinois).......................... Illinois
    Gallagher--Great Lakes, Inc. ............................... Illinois
    Arthur J. Gallagher & Co. of Oklahoma, Inc.................. Oklahoma
  Arthur J. Gallagher & Co.--Chicago Metro...................... Illinois
  Arthur J. Gallagher & Co. (St. Louis)......................... Delaware
  Holt Texas, Inc............................................... Texas
    Arthur J. Gallagher Inc..................................... Texas
  Gallagher Braniff, Inc........................................ Texas
  Arthur J. Gallagher & Co. (Florida)........................... Florida
  Arthur J. Gallagher & Co. of New York, Inc.................... New York
  Arthur J. Gallagher & Co. Ohio Agency, Inc.................... Ohio
  International Special Risk Services, Inc...................... Illinois
  Arthur J. Gallagher & Co.--Greenville......................... South Carolina
  Arthur J. Gallagher & Co. of Massachusetts, Inc............... Massachusetts
    Gallagher Insurance Advisors, Inc........................... Massachusetts
  Arthur J. Gallagher & Co. of Rhode Island, Inc................ Rhode Island
  Arthur J. Gallagher International, Inc........................ Delaware
  Arthur J. Gallagher & Co. (Bermuda) Limited................... Bermuda
    Arthur J. Gallagher Intermediaries (Bermuda) Limited........ Bermuda
    Arthur J. Gallagher Management (Bermuda) Limited............ Bermuda
    Gallagher Captive Services (Cayman) Limited................. Cayman Islands
    Scholastic Risk Services Limited............................ Bermuda
    Artex Insurance Company Ltd(5).............................. Bermuda
    Artex Underwriting Managers Ltd............................. Bermuda
  Arthur J. Gallagher & Co.--Little Rock........................ Arkansas
  Arthur J. Gallagher & Co. of Georgia, Inc..................... Georgia
  Gallagher Plumer Holdings Limited............................. England
  Arthur J. Gallagher (UK) Limited.............................. England
    Risk Management Partners Ltd.(3)............................ England
    John Plumer & Company Limited............................... England
    John Plumer & Partners Limited.............................. England
      John Plumer & Partners Marine Limited..................... England
    AJG Twenty Three Limited.................................... England
    AJG Twenty Two Limited...................................... England
    Arthur J. Gallagher Aviation Limited........................ England
    AJG Twenty Limited.......................................... England
    AJG Twenty One Limited...................................... England
    Arthur J. Gallagher & Partners (UK) Limited................. England
    Morgan, Read & Coleman (Holdings) Limited................... England
      Gallagher, Read & Coleman Limited......................... England
      Morgan, Read & Coleman (Sweden) AB........................ Sweden
    Morgan Insurance Services Limited........................... England
  Gallagher Bassett Services, Inc............................... Delaware
    Gallagher Bassett of New York, Inc.......................... New York
    Gallagher Bassett International Ltd......................... Delaware

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
                                                                STATE OR OTHER
                                                                JURISDICTION OF
  NAME                                                           INCORPORATION
  ----                                                          ---------------
    Gallagher Bassett International Ltd. (UK)..................  England
    Gallagher Bassett Adjusters Canada, Inc.(3)................  Canada
    Gallagher Bassett Argentina S.A............................  Argentina
    Gallagher Benefit Administrators, Inc......................  Illinois
    Wyatt Gallagher Bassett Pty Ltd(3).........................  Australia
      Gallagher Bassett Australia Pty Ltd(4)...................  Australia
      Wyatt Emerson Pty Ltd....................................  Australia
      Wyatt Group (PNG) Pty Ltd................................  New Guinea
  Gallagher Bassett International S.A..........................  France
  Arthur J. Gallagher & Co. Insurance Brokers of California,
   Inc.........................................................  California
    Charity First Insurance Services, Inc......................  California
  Arthur J. Gallagher & Co. of Connecticut, Inc................  Connecticut
  Arthur J. Gallagher Intermediaries, Inc......................  New York
  LHC of Illinois, Inc.........................................  Illinois
  Arthur J. Gallagher & Co. of Michigan, Inc...................  Michigan
  Arthur J. Gallagher & Co.--Denver............................  Colorado
  Arthur J. Gallagher & Co. of Washington, Inc.................  Washington
  Gallagher Louisiana, Inc.....................................  Louisiana
    Arthur J. Gallagher of Louisiana, Inc......................  Louisiana
  Broussard, Bush & Hurst of Mississippi, Inc..................  Mississippi
  Gallagher ABOW, Inc..........................................  Michigan
  Arthur J. Gallagher & Co. of Wisconsin, Inc..................  Wisconsin
  Gallagher Woodsmall, Inc.....................................  Missouri
    Woodsmall Benefit Services, Inc............................  Delaware
  GBS Retirement Services, Inc.................................  New York
  Arthur J. Gallagher & Co. of New Jersey, Inc.................  New Jersey
  Arthur J. Gallagher & Co. Ohio Life Agency, Inc..............  Ohio
  Gallagher Pipino, Inc........................................  Ohio
  Arthur J. Gallagher & Co. of Pennsylvania, Inc...............  Pennsylvania
  Gallagher Benefit Services of Texas, Inc.....................  Texas
  Arthur J. Gallagher & Co. of Minnesota, Inc..................  Minnesota
  IMC Insurance Management Corporation.........................  Missouri
    IMC Services Corporation...................................  Missouri
  Gallagher Alliance Insurance Services, Inc...................  Arizona
  AJG Financial Services, Inc..................................  Delaware
    AJG Capital, Inc.(2).......................................  Illinois
    AJG Investments, Inc.......................................  Delaware
  Gallagher Captive Services, Inc..............................  Delaware
  Gallagher Benefit Services of Colorado, Inc..................  Colorado
  Lamberson Koster & Company...................................  California
  Arthur J. Gallagher & Co. of Tennessee, Inc..................  Tennessee
  Arthur J. Gallagher & Co. of Kentucky, Inc...................  Kentucky
  AJG Premium Finance, Inc.....................................  Illinois
  Risk Management Products Canada Inc.(3)......................  Canada
  Gallagher Benefit Services of New York, Inc..................  New York

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(1) The Company conducts some of its operations under the following names:
    Gallagher Benefit Services, Gallagher Bassett Information Services, Gallagher Risk Management Services, Pacific Atlantic Administrators, The Boston Insurance Center, Gallagher Heffernan, Gallagher Newman, Broussard, Bush & Hurst, Henley, Williams & Associates, Gallagher Steel Agency, Bryce Insurance, CMC Claims Management Corporation, The Planning Corporation, Environmental Claims Management Incorporated, Byerly & Company, Inc., and Risk Placement Services, Inc.
(2) 10% of the Common Stock of this subsidiary of the Company is owned by an unrelated party.
(3) 50% of the Common Stock of this subsidiary of the Company is owned by an unrelated party.
(4) 75% of the Common Stock of this subsidiary of the Company is owned by an unrelated party.
(5) 76% of the Common Stock of this subsidiary of the Company is owned by two third parties.